UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

Par Pacific Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

Par Petroleum Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2015, Par Pacific Holdings, Inc. (the “Company”) entered into a subscription letter agreement (the “Subscription Agreement”) with certain pre-existing shareholders and other investors pursuant to which it agreed to sell an aggregate of 3,400,000 shares of its common stock (the “Shares”) to the investors in a registered direct offering (the “Offering”) at a purchase price of $22.00 per Share, representing a 6.0% discount to the 30-day volume-weighted average share price as of November 20, 2015. The total gross proceeds from the Offering are expected to be approximately $74.8 million, before deducting anticipated expenses of approximately $1.06 million, for anticipated net proceeds of approximately $73.74 million. The closing of the Offering is expected to occur on or around November 25, 2015, subject to the satisfaction of customary closing conditions.

The offer and sale of the Shares is registered with the Securities and Exchange Commission pursuant to the Registration Statement on Form S-3 declared effective on June 23, 2015 (File No. 333-204597). The terms of the Offering will be contained in a Prospectus Supplement to be filed by the Company pursuant to Rule 424(b)(5).

The foregoing summary of the Subscription Agreement is subject to, and qualified in its entirety by reference to, the Subscription Agreement, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On November 23, 2015, the Company issued a press release announcing that it had entered into the Subscription Agreement relating to the sale of the Shares. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Porter Hedges LLP.

10.1	Form of Subscription Agreement dated November 20, 2015, among the Company and the investors party thereto.

23.1	Consent of Porter Hedges LLP (included in Exhibit 5.1).

99.1	Press Release dated November 23, 2015.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding the completion, timing, size and potential proceeds of the registered direct offering, and involve risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with the satisfaction of customary closing conditions related to the proposed offering and other risks detailed in the Company’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: November 23, 2015	/s/ J. Matthew Vaughn
J. Matthew Vaughn Senior Vice President and General Counsel

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